C 1471

NOVELOS THERAPEUTICS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

[redacted]

CUSIP 67000M 20 9

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.00001 EACH OF THE COMMON STOCK OF

NOVELOS THERAPEUTICS, INC.

CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated:

TREASURER

Novelos Therapeutics, Inc. CORPORATE SEAL 1996 DELAWARE

PRESIDENT

COUNTERSIGNED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.